UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 9, 2008 (April 30, 2008)

STEWART INFORMATION SERVICES CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE (STATE OR OTHER JURISDICTION)	001-02658 (COMMISSION FILE NO.)	74-1677330 (I.R.S. EMPLOYER IDENTIFICATION NO.)

1980 Post Oak Blvd, Houston, Texas 77056
(Address Of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (713) 625-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

0 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

0 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

0 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14a-12)

0 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On April 30, 2008, Stewart Information Services Corporation issued a press release regarding financial results for the three months ended March 31, 2008. On May 9, 2008, an updated press release was issued by Stewart Information Services Corporation regarding financial results for the three months ended March 31, 2008, and is attached hereto as Exhibit 99.1, and the release is incorporated herein by reference. The update to first quarter earnings is related to an agency defalcation that senior management of the Company became aware subsequent to its earnings release dated April 30, 2008 and prior to filing its quarterly report on Form 10-Q for the first quarter of 2008 with the Securities and Exchange Commission. The impact of this agency defalcation resulted in a pretax charge of $4.6 million ($3.0 million after taxes, or $0.16 per share). This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) EXHIBITS

Exhibit No.	Description
99.1	Updated press release of Stewart Information Services Corporation dated May 9, 2008, reporting updated financial results for the three months ended March 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION (Registrant)

By:	/s/ Max Crisp
(Max Crisp, Executive Vice President, Secretary, Treasurer, Director and Principal Financial Officer)
Date: May 9, 2008